Exhibit 10.2.5

                          JOINDER TO SECURITY AGREEMENT

            Reference is made to that certain Amended and Restated Credit Agreement among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as agent for the Lenders ("Agent"), dated as of April 1, 2005 (as such document is amended, restated, modified or supplemented from time to time, the "Credit Agreement").

            In order to induce Agent and the other Lenders to continue to make advances to Borrower under the Credit Agreement and in accordance with Section
6.10 of the Credit Agreement, each of the undersigned Companies (each, a "Company"), each a newly formed direct or indirect subsidiary or Wholly-Owned Restricted Subsidiary (as defined in the Credit Agreement) of Playboy Enterprises, Inc., a Delaware corporation ("Playboy"), hereby agrees to become a party to that certain Security Agreement, dated as of March 11, 2003 (as amended, restated, modified or supplemented from time to time, the "Security Agreement"; capitalized terms not otherwise defined herein shall have the meanings stated in the Security Agreement), among Playboy, certain direct and indirect subsidiaries of Borrower and Agent, by executing this Joinder to Security Agreement, and further agrees that, in accordance with the Security Agreement on and after the date set forth below, such Company is a "Debtor" thereunder and shall be bound by all the terms and provisions of the Security Agreement.

            Each Company hereby agrees that it makes each of the representations and warranties set forth in the Security Agreement as of the date set forth below. For purposes of determining any Company's compliance with such representations and warranties pursuant to this paragraph, references to schedules shall be deemed to include the disclosures made on the correspondingly numbered schedules attached hereto.

            Each Company hereby agrees that the Schedules to the Security Agreement are each hereby supplemented as set forth on the correspondingly numbered schedules attached hereto.

            To secure the payment and performance of the Obligations and each Debtor's obligations under this Joinder to Security Agreement, the Security Agreement and the Guaranty, each Company hereby grants to Agent, for Agent's benefit and the benefit of Lenders, and for the benefit of each Affiliate of Agent and each Lender, a lien on, security interest in and right of set-off against any and all right, title and interest in and to any and all of its property and interests in property, whether now owned or existing or hereafter created, acquired or arising, including all of the following properties and interests in properties, whether now owned or hereafter created, acquired or arising (all being collectively referred to herein as the "Collateral"):

            (i) Accounts;

            (ii) Chattel Paper;

            (iii) Commercial Tort Claims specifically identified on Schedule III hereto;

            (iv) Deposit Accounts, all cash, and other property deposited therein or otherwise credited thereto from time to time and other monies and property in the possession or under the control of Agent or any Lender or any affiliate, representative, agent or correspondent of Agent or any Lender;

            (v) Documents;

            (vi) General Intangibles, including without limitation any and all Intellectual Property;

            (vii) Goods, including without limitation any and all Inventory, any and all Equipment and any and all Fixtures;

            (viii) Instruments;

            (ix) Investment Property;

            (x) Letter-of-Credit Rights;

            (xi) Supporting Obligations;

            (xii) Any and all other personal property and interests in property whether or not subject to the UCC;

            (xiii) Any and all books and records, in whatever form or medium, that at any time evidence or contain information relating to any of the foregoing properties or interests in properties or are otherwise necessary in the collection thereof or realization thereon;

            (xiv) All Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

            (xv) All Proceeds and products of the foregoing, including without limitation all insurance pertaining to the foregoing and proceeds thereof.

Notwithstanding the foregoing, "Collateral" shall not include (i) any stock in a Controlled Foreign Corporation (within the meaning of Section 957 of the Code) in excess of 65% of such stock or in excess of 65% of the total combined voting power of all classes of such entity entitled to vote, (ii) any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents to the extent that the grant of a Lien or security interest therein would (A) result in a breach of the terms of, or constitute a default under, such contract, instrument, license, agreement or other document (other than to the extent that any such term would be rendered ineffective pursuant to
Section 9-406, 9-407 or 9-408 of the Uniform Commercial Code or any successor provision of the Uniform Commercial Code of any relevant jurisdiction or other applicable law) or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to a valid and enforceable provision (including without limitation in connection with the operation of Section 9-406, 9-407 or 9-408 of the Uniform
Commercial Code or any other applicable law), (iii) any personal property (including motor vehicles) in respect of which perfection of a Lien is not either (A) governed by the Uniform Commercial Code or (B) accomplished by appropriate evidence of the lien being recorded in the U.S. Copyright Office or the U.S. Patent and Trademark Office, or (iv) any property subject to any Pledge Agreement.

            Each Company hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of such Company (to the extent such signature is required under the laws of any applicable jurisdiction), which financing statements may describe the Collateral as "all assets" or "all personal property" or words of like import.

                        [Signatures follow on next page.]

            In all other respects, the Security Agreement shall remain unchanged and in full force and effect in accordance with its original terms.

Dated:  May 15, 2006

                                        COMPANIES
                                        ---------

                                        PLAYBOY.COM, INC.,
                                        a Delaware corporation

                                        By Robert Campbell
                                        Its Treasurer


                                        PLAYBOY.COM INTERNET GAMING, INC.,
                                        a Delaware corporation

                                        By Robert Campbell
                                        Its Treasurer


                                        PLAYBOY.COM RACING, INC.,
                                        a Delaware corporation

                                        By Robert Campbell
                                        Its Treasurer


                                        SPICETV.COM, INC.,
                                        a Delaware corporation

                                        By Robert Campbell
                                        Its Treasurer


                                        CJI HOLDINGS, INC.,
                                        a Delaware corporation

                                        By Robert Campbell
                                        Its Treasurer

ACCEPTED:

BANK OF AMERICA, N.A.,
  as Agent


By  David A. Johanson
Its  Vice President

                                   SCHEDULE I

                           Organizational Information

                                   SCHEDULE II

                              Collateral Locations

                                  SCHEDULE III

                             Commercial Tort Claims

                                   SCHEDULE IV

                             Collateral Disclosures

                                   SCHEDULE V

                          Intellectual Property Claims

                                   SCHEDULE VI

                               Investment Property